UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03084

Exact name of registrant as specified in charter:	Jennison Small Company Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	9/30/2006

Date of reporting period:	9/30/2006

Item 1 – Reports to Stockholders

Jennison Small Company Fund, Inc.

SEPTEMBER 30, 2006	ANNUAL REPORT

FUND TYPE

Small-capitalization stock

OBJECTIVE

Capital growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

November 15, 2006

Dear Shareholder:

We hope you find the annual report for the Jennison Small Company Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Small Company Fund, Inc.

Jennison Small Company Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Small Company Fund, Inc. (the Fund) is capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 9/30/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	10.46%	100.33%	146.13%	—
Class B	9.65	93.00	128.56	—
Class C	9.65	93.00	128.56	—
Class R	10.25	N/A	N/A	45.88% (5/10/04)
Class Z	10.80	102.78	152.74	—
Russell 2500™ Index[2]	8.80	96.25	182.28	**
S&P SmallCap 600 Index[3]	7.16	101.60	192.96	***
Lipper Small-Cap Core Funds Avg.[4]	7.55	90.58	181.86	****

Average Annual Total Returns[5] as of 9/30/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	4.39%	13.62%	8.81%	—
Class B	5.00	13.94	8.62	—
Class C	8.72	14.05	8.62	—
Class R	10.25	N/A	N/A	17.10% (5/10/04)
Class Z	10.80	15.19	9.72	—
Russell 2500™ Index[2]	8.80	14.44	10.93	**
S&P SmallCap 600 Index[3]	7.16	15.05	11.35	***
Lipper Small-Cap Core Funds Avg.[4]	7.55	13.53	10.24	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

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Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

3The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors.

4The Lipper Small-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Small-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the Russell 2500 Index and the S&P SmallCap 600 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

**Russell 2500 Index Closest Month-End to Inception cumulative total returns is 35.59% for Class R. Russell 2500 Index Closest Month-End to Inception average annual total returns is 13.43% for Class R.

***S&P SmallCap 600 Index Closest Month-End to Inception cumulative total returns is 37.27% for Class R. S&P SmallCap 600 Index Closest Month-End to Inception average annual total returns is 14.01% for Class R.

****Lipper Average Closest Month-End to Inception cumulative total returns is 32.06% for Class R. Lipper Average Closest Month-End to Inception average annual total returns is 12.10% for Class R.

Jennison Small Company Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 9/30/06
Eaton Vance Corp., Capital Markets	2.4%
Heartland Express, Inc., Road & Rail	2.1
Insight Enterprises, Inc., Electronic Equipment & Instruments	1.9
SBA Communications Corp. (Class A), Wireless Telecommunication Services	1.7
Performance Food Group Co., Food & Staples Retailing	1.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/06
Machinery	5.6%
Commercial Services & Supplies	5.4
Healthcare Providers & Services	5.2
Oil, Gas & Consumable Fuels	4.9
Communications Equipment	4.2

Industry weightings reflect only long-term investments and are subject to change.

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Investment Adviser’s Report

Jennison Associates LLC

Performance overview

The 12 months ended September 30, 2006, marked the fourth consecutive fiscal year of double-digit returns for the Fund’s Class A shares, which outperformed the Russell 2500 Index for the reporting period. Both the Fund and the Index made most of their gains in the first calendar quarter of 2006, while recent performance has been more muted.

Market environment

The economic fallout from the Gulf Coast storms produced lingering economic effects in the fourth quarter of 2005 that were reflected in sharply higher prices for refined oil products and natural gas. The economy rebounded strongly during the first quarter of 2006, growing solidly across most fronts. However, higher commodity prices, inflation concerns, and rising interest rates led many investors to fear an economic slowdown. As a result, the second quarter of 2006 was poor for many markets. Despite these head winds, however, the U.S. economy maintained positive momentum, although growth cooled from the first quarter’s 5.6% annualized rate to 2.9%. Between May and the end of the Fund’s fiscal year in September, perceptions fluctuated about the prospects for growth, inflation, and interest rates. It was a difficult market for investors. After more than two years of raising the Federal Funds rate 0.25 percentage points each time it met, the Federal Open Market Committee took no action at its August meeting. The significance of this pause was the subject of debate between those pointing to signs of economic strength and inflation and those already seeing deceleration. A marked decline in oil and natural gas prices, along with moderation in the prices of other commodities, lifted consumer confidence as the fiscal year drew to a close, allaying worries that consumer discretionary spending would wane. Weaker trends in consumer activity did little to diminish the overall strength of corporate profits during 2006’s third quarter, but expectations for profits and activity in the fourth quarter were scaled back.

Strong telecommunications, materials, and industrials sectors

The small-cap investing environment was surprisingly strong. All sectors of the Russell 2500 Index finished the reporting period with positive returns except energy, in marked contrast to the previous two fiscal years. Telecommunication services posted the highest gain, followed by the materials and financials sectors. However, the Fund’s substantial returns in the telecommunications, materials, and industrials sectors outperformed even the strong sector returns of the Russell 2500 Index, while our stock selection in the energy sector also added to performance relative to the Index, as the Fund’s positions were in the black over the period. However, average returns in the consumer sectors, healthcare, and utilities finished in negative territory.

Jennison Small Company Fund, Inc.	5

Investment Adviser’s Report (continued)

Several holdings made substantial advances

A diverse group of positions made significant contributions to the Fund’s return. The largest came from Broadwing, which delivers innovative data, voice, and media solutions to enterprises and service providers over a nationwide optical fiber-based network. Its shares rose more than 150%. Industry pricing is stabilizing and demand for Broadwing’s broadband services is strong. Broadwing raised new equity capital during the reporting period and repaid the remainder of its outstanding convertible debt (bonds that can be exchanged for shares in the company). This led to a more shareholder-friendly capital structure because convertible debt tends to dilute equity when earnings are strong, but be kept as debt when earnings are weak.

Equinix was another notable performer, reporting characteristically strong earnings. It provides electronic network services, including secure network hosting facilities and locations where different kinds of networks can exchange data. We believe it has a unique franchise with an attractive business model and strong multiyear growth prospects. It should benefit from the ongoing explosion of Internet traffic from a wide variety of sources. Shares of Monster Worldwide, the global leader in on-line recruitment services, also surged. The company continues to see good revenue growth and make significant advances in overseas markets. Monster is now the number 1 job site in Europe.

Glamis Gold posted a remarkable return, helped by strong gold prices. Its shares received an added bump after it agreed to be acquired by Goldcorp at a 33% premium to its prior market price. This was only one example of the rejuvenated environment for merger and acquisition activity. Other Fund holdings that benefited from the resurgence of interest in acquisitions included La Quinta, Advanced Digital, West Corporation, Sybron Dental, and Alamosa.

A few positions detracted significantly

Radio One, a broadcasting company that caters to African-Americans, continued to be a trouble spot, despite compelling long-term fundamentals. Its shares declined with those of other media companies as the industry continued to be plagued by revenue trends below the market’s expectations. We decided to eliminate the position before period-end because we did not see a catalyst to turn the industry or the stock around in the near future.

GSI Commerce, a provider of e-commerce solutions for on-line retailers, announced lower revenues and reduced its earnings guidance because it was not adding new customers as quickly as expected. A delay in its financial reporting due to a minor accounting discrepancy added to investor concerns and resulted in a sharp drop in

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the stock. We maintain our conviction in our position because the company’s fundamental story is strong, it continues to sign new business, and we expect the accounting matter to be resolved quickly.

Shares of Centene, a multiline healthcare company, fell significantly as it drastically reduced its earnings guidance, citing adverse medical cost trends in two of its markets. The changes were primarily higher-than-expected unpaid claims. We believe that Centene’s risk profile has increased and its management credibility has suffered. However, the basic fundamentals of its business are intact. If it executes its business model properly, it should be able to recover from this setback.

Looking ahead

As in the past, the bulk of the portfolio is invested in what we believe to be higher- quality, stable growth companies with recurring revenues and high returns on capital. Although the market has recently valued these companies with premium multiples, the higher visibility of their revenues, earnings, and cash flow may continue to make them, in our view, attractive investments. These companies can be found in a variety of sectors: consumer services, industrials, technology, healthcare, and particularly, commercial services. Many of these companies are generating above-average earnings growth through the combination of operating leverage and modest revenue growth. We believe that this trend is sustainable even in an environment of slowing overall economic growth.

Today, large corporations have high and rising levels of cash and shrinking opportunities for organic growth. Consequently, they may consider growing through acquisitions. We expect the pace of merger and acquisition activity, which has increased significantly since 2005, to continue. We have seen a number of our larger holdings choose to go private rather than continue to bear the costs of compliance with various regulations. We believe an increasing number of quality smaller companies will choose this option.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Jennison Small Company Fund, Inc.	7

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 9/30/06.

2.4%	Eaton Vance Corp./Capital Markets

Eaton Vance provides asset management and counseling services to institutional and retail investors. Assets under management have grown significantly over the last several years, and revenues from fees have increased. We believe that it has strong growth, is diversified across product classes, and is gaining traction in open-end mutual funds and in institutional and managed accounts.

2.1%	Heartland Express, Inc./Road & Rail

Heartland is a short- to medium-haul truckload carrier that provides nationwide transportation service to major shippers. It has a young fleet that maximizes fuel efficiency and reduces maintenance costs. It leverages this cost advantage by focusing on short-haul/high-density routes where efficiency is particularly important. We continue to admire management’s ability to outperform, in a challenging industry, with solid earnings power and a strong possibility of significant share buybacks.

1.9%	Insight Enterprises, Inc./Electronic Equipment & Instruments

Insight is a leading provider of information technology solutions using brand-name products and complete service. It provides recommendations for hardware, software, and services that include advanced integration, custom configuration, enterprise consulting, high-performance systems support, and storage. We believe that its management is strongly committed to building a more competitive company. Moreover, Insight has a strong balance sheet, and recently approved a $50 million share buyback plan for this year.

1.7%	SBA Communications Corp./Wireless Telecommunication Services

SBA owns and operates wireless communications towers in the Eastern United States. It represents a higher-quality, stable growth company with recurring revenues and high returns on capital. Wireless carriers that rent or lease tower space are seeking additional signal capacity to move beyond voice services as more consumers use cell phones to download video content and play games.

1.6%	Performance Food Group Co./Food & Staples Retailing

Performance Food Group markets and distributes branded food and nonfood products to various customers in the food service industry. We believe its efforts to prune unprofitable and low-margin business will help raise its overall profitability. In addition, it is aggressively implementing a number of strategic initiatives. It is focused on driving sales to street customers, which we believe has positive implications for both growth and margin.

Holdings are subject to change.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2006, at the beginning of the period, and held through the six-month period ended September 30, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Jennison Small Company Fund, Inc.	9

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Small Company Fund, Inc.		Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$946.70	1.17%	$5.71
	Hypothetical	$1,000.00	$1,019.20	1.17%	$5.92

Class B	Actual	$1,000.00	$943.50	1.92%	$9.35
	Hypothetical	$1,000.00	$1,015.44	1.92%	$9.70

Class C	Actual	$1,000.00	$943.50	1.92%	$9.35
	Hypothetical	$1,000.00	$1,015.44	1.92%	$9.70

Class R	Actual	$1,000.00	$946.10	1.42%	$6.93
	Hypothetical	$1,000.00	$1,017.95	1.42%	$7.18

Class Z	Actual	$1,000.00	$948.20	0.92%	$4.49
	Hypothetical	$1,000.00	$1,020.46	0.92%	$4.66

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2006, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2006 (to reflect the six-month period).

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Portfolio of Investments

as of September 30, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 93.1%
COMMON STOCKS

Aerospace 0.8%
202,400	Moog, Inc. (Class A)(a)	$7,015,184

Biotechnology 0.9%
304,300	ImClone Systems, Inc.(a)(b)	8,617,776

Capital Markets 2.4%
774,400	Eaton Vance Corp.(b)	22,349,184

Chemicals 1.0%
505,200	Nalco Holdings Co.(a)	9,356,304

Commercial Banks 2.7%
115,200	BOK Financial Corp.	6,059,520
236,100	Placer Sierra Bancshares	5,243,781
759,800	UCBH Holdings, Inc.	13,266,108

		24,569,409

Commercial Services & Supplies 5.4%
292,400	FTI Consulting, Inc.(a)	7,327,544
256,700	Knoll, Inc.	5,185,340
190,600	Mobile Mini, Inc.(a)	5,414,946
327,900	Resources Connection, Inc.(a)(b)	8,784,441
159,600	Stericycle, Inc.(a)	11,138,484
310,300	Waste Connections, Inc.(a)(b)	11,763,473

		49,614,228

Communications Equipment 4.2%
416,000	ADTRAN, Inc.(b)	9,917,440
302,600	Avocent Corp.(a)	9,114,312
493,100	Ixia(a)	4,393,521
222,200	Polycom, Inc.(a)	5,450,566
720,600	Powerwave Technologies, Inc.(a)(b)	5,476,560
366,900	Tekelec(a)(b)	4,755,024

		39,107,423

Computers & Peripherals 0.9%
124,300	Avid Technology, Inc.(a)(b)	4,527,006
477,200	On Track Innovations Ltd.(a)(b)	3,579,000

		8,106,006

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	11

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

Consumer Finance 0.9%
143,900	Alliance Data Systems Corp.(a)	$7,941,841

Diversified Consumer Services 2.0%
231,200	Bright Horizons Family Solutions, Inc.(a)	9,647,976
239,900	School Specialty, Inc.(a)(b)	8,466,071

		18,114,047

Diversified Financial Services 0.8%
358,300	KKR Private Equity Investors LLP RDU - Physical, Private Placement 144A (cost $8,938,996; purchased 5/3/06-5/5/06)(a)(c)(d)	7,613,875

Diversified Telecommunication Services 3.4%
633,410	Broadwing Corp.(a)(b)	7,993,634
370,600	Fairpoint Communications, Inc.	6,448,440
446,300	Iowa Telecommunications Services, Inc.	8,832,277
414,800	Time Warner Telecom (Class A)(a)(b)	7,885,348

		31,159,699

Electric Utilities 0.8%
322,900	EL Paso Electric Co.(a)	7,213,586

Electronic Equipment & Instruments 3.7%
238,650	Benchmark Electronics, Inc.(a)(b)	6,414,912
841,700	Insight Enterprises, Inc.(a)	17,347,437
366,200	Tektronix, Inc.	10,594,166

		34,356,515

Energy Equipment & Services 2.0%
317,400	Pride International, Inc.(a)	8,703,108
182,800	Universal Compression Holdings, Inc.(a)	9,770,660

		18,473,768

Food & Staples Retailing 2.6%
513,500	Performance Food Group Co.(a)(b)	14,424,215
312,900	United Natural Foods, Inc.(a)(b)	9,696,771

		24,120,986

Gas Utilities 0.6%
143,100	AGL Resources, Inc.(b)	5,223,150

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Health Care Equipment & Supplies 4.0%
110,900	Beckman Coulter, Inc.	$6,383,404
194,900	Integra LifeSciences Holdings Corp.(a)(b)	7,304,852
116,100	Resmed, Inc.(a)	4,673,025
262,300	Respironics, Inc.(a)	10,127,403
539,900	Symmetry Medical, Inc.(a)	8,147,091

		36,635,775

Health Care Providers & Services 5.2%
535,800	Centene Corp.(a)(b)	8,808,552
269,500	Henry Schein, Inc.(a)(b)	13,512,731
185,300	Odyssey Healthcare, Inc.(a)(b)	2,627,554
532,800	PSS World Medical, Inc.(a)	10,650,672
150,600	Sierra Health Services, Inc.(a)	5,698,704
359,000	Symbion, Inc.(a)	6,591,240

		47,889,453

Health Care Technology 0.5%
96,200	Cerner Corp.(a)(b)	4,367,480

Hotels, Restaurants & Leisure 0.7%
10,800	Domino’s Pizza, Inc.	277,020
203,800	Rare Hospitality International, Inc.(a)	6,228,128

		6,505,148

Insurance 3.3%
354,200	Aspen Insurance Holdings Ltd.	9,148,986
239,900	Axis Capital Holdings Ltd.	8,322,131
403,400	Montpelier Re Holdings Ltd.(b)	7,821,926
107,700	StanCorp Financial Group, Inc.	4,806,651

		30,099,694

Internet & Catalog Retail 1.2%
748,600	GSI Commerce, Inc.(a)(b)	11,109,224

Internet Software & Services 3.3%
205,700	Digital River, Inc.(a)(b)	10,515,384
762,800	Digitas, Inc.(a)(b)	7,338,136
207,900	Equinix, Inc.(a)(b)	12,494,790

		30,348,310

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	13

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

IT Services 1.2%
598,800	Lionbridge Technologies, Inc.(a)	$4,568,844
279,000	Wright Express Corp.(a)	6,712,740

		11,281,584

Leisure Equipment & Products 1.6%
305,500	Activision, Inc.(a)	4,613,050
268,200	Pool Corp.(b)	10,325,700

		14,938,750

Life Sciences Tools & Services 0.5%
67,700	Covance, Inc.(a)	4,493,926

Machinery 5.6%
93,700	Actuant Corp. (Class A)	4,694,370
302,500	AGCO Corp.(a)	7,668,375
238,400	Graco, Inc.(b)	9,311,904
296,800	IDEX Corp.	12,777,240
266,500	Kaydon Corp.(b)	9,865,830
280,500	Pentair, Inc.	7,346,295

		51,664,014

Marine 0.5%
80,000	American Commercial Lines, Inc.(a)(b)	4,756,000

Media 2.0%
853,600	Entravision Communications Corp. (Class A)(a)(b)	6,350,784
616,000	Regal Entertainment Group (Class A)(b)	12,209,120

		18,559,904

Metals & Mining 2.8%
322,400	Alpha Natural Resources, Inc.(a)	5,081,024
248,600	Century Aluminum Co.(a)(b)	8,365,390
195,800	Glamis Gold Ltd.(a)	7,720,394
394,500	Kinross Gold Corp.(a)(b)	4,939,140

		26,105,948

Oil, Gas & Consumable Fuels 4.9%
483,900	Denbury Resources, Inc.(a)	13,984,710
381,850	Range Resources Corp.	9,637,894
146,300	Quicksilver Resources, Inc.(a)(b)	4,666,970
690,900	Warren Resources, Inc.(a)(b)	8,415,162
373,900	Western Refining, Inc.	8,689,436

		45,394,172

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Pharmaceuticals 2.0%
152,000	Kos Pharmaceuticals, Inc.(a)(b)	$7,511,840
336,100	Medicis Pharmaceutical Corp. (Class A)(b)	10,872,835

		18,384,675

Real Estate Investment Trusts 2.4%
884,400	Annaly Mortgage Management, Inc.(b)	11,621,016
352,200	Sunstone Hotel Investors, Inc.	10,467,384

		22,088,400

Real Estate Management & Development 1.4%
44,400	Jones Lang Lasalle, Inc.(b)	3,795,312
252,900	Trammell Crow Co.(a)	9,233,379

		13,028,691

Road & Rail 2.5%
1,208,633	Heartland Express, Inc.	18,951,365
103,500	Landstar System, Inc.	4,419,450

		23,370,815

Semiconductors & Semiconductor Equipment 4.0%
124,400	Atmi, Inc.(a)	3,616,308
776,900	Integrated Device Technology, Inc.(a)	12,477,014
184,700	Intersil Corp. (Class A)(b)	4,534,385
1,349,300	PMC - Sierra, Inc.(a)(b)	8,014,842
660,400	Teradyne, Inc.(a)	8,690,864

		37,333,413

Software 1.7%
164,900	Commvault Systems, Inc.(a)(b)	2,968,200
546,100	Quest Software, Inc.(a)	7,798,308
612,400	TIBCO Software, Inc.(a)	5,499,352

		16,265,860

Textiles, Apparel & Luxury Goods 0.6%
484,500	Quiksilver, Inc.(a)	5,886,675

Trading Companies & Distributors 1.6%
385,600	Interline Brands, Inc.(a)	9,516,608
250,500	Williams Scotsman International, Inc.(a)(b)	5,350,680

		14,867,288

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	15

Portfolio of Investments

as of September 30, 2006 Cont’d.

Shares	Description	Value (Note 1)

Water Utilities 1.4%
183,700	American States Water Co.	$7,026,525
279,000	Aqua America, Inc.(b)	6,121,260

		13,147,785

Wireless Telecommunication Services 3.1%
1,853,300	Dobson Communications Corp. (Class A)(a)(b)	13,010,166
636,800	SBA Communications Corp. (Class A)(a)	15,493,344

		28,503,510

	Total long-term investments (cost $771,670,405)	859,979,475

SHORT-TERM INVESTMENTS 34.1%

Affiliated Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series
314,962,182	(cost $314,962,183; includes $261,075,567 of cash collateral received for securities on loan)(Note 3)(e)(f)	314,962,183

	Total Investments(g) 127.2% (cost $1,086,632,588; Note 5)	1,174,941,658
	Liabilities in excess of other assets (27.2%)	(250,967,238)

	Net Assets 100.0%	$923,974,420

The	following abbreviation is used in portfolio descriptions:

RDU—Restricted Depositary Unit.

(a)	Non-income producing security.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $248,881,329; cash collateral of $261,075,567 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(d)	Indicates a security restricted as to resale. The aggregate cost is $8,938,996. The aggregate market value of $7,613,875 is approximately 0.8% of the net assets.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Prudential Investment LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(g)	As of September 30, 2006, one security representing $7,613,875 and 0.6% of the total market value was fair valued in accordance with the policies adopted by the Board of Directors.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2006 was as follows:

Affiliated Money Market Mutual Fund (including 28.3% of collateral received for securities on loan)	34.1%
Machinery	5.6
Commercial Services & Supplies	5.4
Health Care Providers & Services	5.2
Oil, Gas & Consumable Fuels	4.9
Communications Equipment	4.2
Semiconductors & Semiconductor Equipment	4.0
Health Care Equipment & Supplies	4.0
Electronic Equipment & Instruments	3.7
Diversified Telecommunication Services	3.4
Insurance	3.3
Internet Software & Services	3.3
Wireless Telecommunication Services	3.1
Metals & Mining	2.8
Commercial Banks	2.7
Food & Staples Retailing	2.6
Road & Rail	2.5
Capital Markets	2.4
Real Estate Investment Trusts	2.4
Diversified Consumer Services	2.0
Energy Equipment & Services	2.0
Media	2.0
Pharmaceuticals	2.0
Software	1.7
Leisure Equipment & Products	1.6
Trading Companies & Distributors	1.6
Real Estate Management & Development	1.4
Water Utilities	1.4
Internet & Catalog Retail	1.2
IT Services	1.2
Chemicals	1.0
Biotechnology	0.9
Computers & Peripherals	0.9
Consumer Finance	0.9
Aerospace	0.8
Diversified Financial Services	0.8
Electric Utilities	0.8
Hotels, Restaurants & Leisure	0.7
Gas Utilities	0.6
Textiles, Apparel & Luxury Goods	0.6
Health Care Technology	0.5
Life Sciences Tools & Services	0.5
Marine	0.5

127.2
Liabilities in excess of other assets	(27.2)

100.0%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	17

Statement of Assets and Liabilities

as of September 30, 2006

Assets
Investments at value, including securities on loan of $248,881,329:
Unaffiliated investments (cost $771,670,405)	$859,979,475
Affiliated investments (cost $314,962,183)	314,962,183
Cash	2,305,996
Receivable for investments sold	14,503,171
Receivable for Fund shares sold	6,018,762
Dividends receivable	819,024

Total assets	1,198,588,611

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	261,075,567
Payable for investments purchased	10,527,833
Payable for Fund shares reacquired	1,772,613
Management fee payable	516,478
Transfer agent fee payable	365,650
Distribution fee payable	225,708
Accrued expenses	128,129
Deferred directors’ fees	2,213

Total liabilities	274,614,191

Net Assets	$923,974,420

Net assets were comprised of:
Common stock, at par	$479,600
Paid-in capital in excess of par	784,913,813

785,393,413
Accumulated net investment loss	(2,213)
Accumulated net realized gain on investments	50,274,150
Net unrealized appreciation on investments	88,309,070

Net assets, September 30, 2006	$923,974,420

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($604,534,029 ÷ 30,633,991 shares of common stock issued and outstanding)	$19.73
Maximum sales charge (5.50% of offering price)	1.15

Maximum offering price to public	$20.88

Class B
Net asset value, offering price and redemption price per share ($58,254,164 ÷ 3,632,864 shares of common stock issued and outstanding)	$16.04

Class C
Net asset value, offering price and redemption price per share ($69,556,872 ÷ 4,337,856 shares of common stock issued and outstanding)	$16.03

Class R
Net asset value, offering price and redemption price per share ($2,121,189 ÷ 107,853 shares of common stock issued and outstanding)	$19.67

Class Z
Net asset value, offering price and redemption price per share ($189,508,166 ÷ 9,247,465 shares of common stock issued and outstanding)	$20.49

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	19

Statement of Operations

September 30, 2006

Net Investment Loss
Income
Unaffiliated dividend income	$5,046,120
Affiliated dividend income	1,520,126
Affiliated income from securities loaned, net	552,323

Total income	7,118,569

Expenses
Management fee	5,063,660
Distribution fee—Class A	1,296,031
Distribution fee—Class B	645,964
Distribution fee—Class C	423,262
Distribution fee—Class R	3,386
Transfer agent’s fee and expenses (including affiliated expense of $945,300)	1,235,000
Reports to shareholders	105,000
Custodian’s fees and expenses	95,000
Registration fees	75,000
Legal fees and expenses	35,000
Audit fee	17,000
Directors’ fees	17,000
Insurance	15,000
Miscellaneous	26,541

Total expenses	9,052,844

Net investment loss	(1,934,275)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	63,189,112
Net change in unrealized appreciation on investments	(9,942,060)

Net gain on investments	53,247,052

Net Increase In Net Assets Resulting From Operations	$51,312,777

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment loss	$(1,934,275)	$(1,144,732)
Net realized gain on investments	63,189,112	73,274,421
Net change in unrealized appreciation (depreciation) on investments	(9,942,060)	37,215,800

Net increase in net assets resulting from operations	51,312,777	109,345,489

Distribution from net realized gains (Note 1)
Class A	(56,013,612)	(39,802,799)
Class B	(10,845,594)	(13,584,425)
Class C	(3,756,566)	(2,568,892)
Class R	(12,133)	(332)
Class Z	(5,231,019)	(6,809,612)

	(75,858,924)	(62,766,060)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	494,148,089	92,891,234
Net asset value of shares issued in reinvestment of distributions	71,714,418	61,236,300
Cost of shares reacquired	(164,352,639)	(134,369,371)

Net increase in net assets from Fund share transactions	401,509,868	19,758,163

Total increase	376,963,721	66,337,592

Net Assets
Beginning of year	547,010,699	480,673,107

End of year	$923,974,420	$547,010,699

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	21

Notes to Financial Statements

Jennison Small Company Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

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Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) Purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Jennison Small Company Fund, Inc.	23

Notes to Financial Statements

Cont’d

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees; for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income semi-annually and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment

24	Visit our website at www.jennisondryden.com

companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .70 of 1% of the average daily net assets of the Fund up to $1 billion and .65 of 1% of the average daily net assets of the Fund in excess of $1 billion. The effective management fee rate was .70 of 1% for the year ended September 30, 2006.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, and Class R shares, pursuant to plans of distribution, (the ‘Class A, B, C, and R Plans’), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C, and R Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% and .50 of 1% of the Class A and Class R Shares, respectively.

Jennison Small Company Fund, Inc.	25

Notes to Financial Statements

Cont’d

PIMS has advised the Fund that it received approximately $1,214,800 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2006. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2006, it received approximately $66,600 and $6,800 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30,

26	Visit our website at www.jennisondryden.com

2006, the Fund incurred approximately $242,200 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended September 30, 2006, Prudential Equity Group, LLC, a wholly-owned subsidiary of Prudential, earned approximately $10,000 in broker commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended September 30, 2006, PIM has been compensated approximately $236,100 for these services.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2006 were $749,300,729 and $462,432,995, respectively.

Note 5. Distribution and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss and accumulated net realized gain on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss and accumulated net realized gain on investments. For the year ended September 30, 2006, the adjustments were to decrease accumulated net investment loss and to decrease accumulated net realized gain on investments by $1,934,275 due to the ability of the Fund to offset its net operating loss against net realized short-term gains. Net investment income, net realized gains and net assets were not affected by this change.

Jennison Small Company Fund, Inc.	27

Notes to Financial Statements

Cont’d

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$1,090,402,242	$118,527,951	$33,988,535	$84,539,416

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

For the years ended September 30, 2006 and 2005, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $27,462,463 and $9,270,177 of ordinary income and $48,396,461 and $53,495,883 of long-term capital gains, respectively.

As of September 30, 2006, the accumulated undistributed earnings on a tax basis were $18,559,179 of ordinary income and $35,484,624 of long-term capital gains. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within twelve months of purchase are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class C shares sold within 12 months of purchase are subject to a CDSC of 1%. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

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There are 1.25 billion shares of common stock authorized $.01 par value per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock. Class A, Class B, Class C, Class R and Class Z shares each consist of 250 million authorized shares. As of September 30, 2006, Prudential owned 138 Class R shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year Ended September 30, 2006:
Shares sold	12,433,857	$244,335,840
Shares issued in reinvestment of dividends	2,865,754	53,016,458
Shares reacquired	(6,027,002)	(118,184,040)

Net increase (decrease) in shares outstanding before conversion	9,272,609	179,168,258
Shares issued upon conversion from Class B	1,031,452	19,810,934

Net increase (decrease) in shares outstanding	10,304,061	$198,979,192

Year ended September 30, 2005:
Shares sold	3,295,347	$62,550,284
Shares issued in reinvestment of dividends	2,211,433	38,854,871
Shares reacquired	(3,848,534)	(72,269,959)

Net increase (decrease) in shares outstanding before conversion	1,658,246	29,135,196
Shares issued upon conversion from Class B	1,840,001	33,742,851

Net increase (decrease) in shares outstanding	3,498,247	$62,878,047

Class B
Year Ended September 30, 2006:
Shares sold	881,593	$14,301,832
Shares issued in reinvestment of dividends	687,773	10,406,012
Shares reacquired	(654,644)	(10,474,979)

Net increase (decrease) in shares outstanding before conversion	914,722	14,232,865
Shares reacquired upon conversion into Class A	(1,265,009)	(19,810,934)

Net increase (decrease) in shares outstanding	(350,287)	$(5,578,069)

Year ended September 30, 2005:
Shares sold	486,908	$7,708,152
Shares issued in reinvestment of dividends	879,209	13,082,635
Shares reacquired	(955,404)	(15,061,078)

Net increase (decrease) in shares outstanding before conversion	410,713	5,729,709
Shares reacquired upon conversion into Class A	(2,176,327)	(33,742,851)

Net increase (decrease) in shares outstanding	(1,765,614)	$(28,013,142)

Jennison Small Company Fund, Inc.	29

Notes to Financial Statements

Cont’d

Class C
Year Ended September 30, 2006:
Shares sold	3,517,110	$56,774,168
Shares issued in reinvestment of dividends	216,837	3,280,739
Shares reacquired	(653,808)	(10,505,210)

Net increase (decrease) in shares outstanding	3,080,139	$49,549,697

Year ended September 30, 2005:
Shares sold	486,187	$7,803,184
Shares issued in reinvestment of dividends	168,434	2,506,301
Shares reacquired	(465,951)	(7,346,692)

Net increase (decrease) in shares outstanding	188,670	$2,962,793

Class R
Year Ended September 30, 2006:
Shares sold	125,721	$2,483,537
Shares issued in reinvestment of dividends	636	11,756
Shares reacquired	(20,236)	(396,374)

Net increase (decrease) in shares outstanding	106,121	$2,098,919

Year ended September 30, 2005:
Shares sold	1,842	$34,551
Shares reacquired	(248)	(4,769)

Net increase (decrease) in shares outstanding	1,594	$29,782

Class Z
Year Ended September 30, 2006:
Shares sold	8,306,339	$176,252,712
Shares issued in reinvestment of dividends	260,796	4,999,453
Shares reacquired	(1,218,984)	(24,792,036)

Net increase (decrease) in shares outstanding	7,348,151	$156,460,129

Year ended September 30, 2005:
Shares sold	767,188	$14,795,063
Shares issued in reinvestment of dividends	375,691	6,792,493
Shares reacquired	(2,123,636)	(39,686,873)

Net increase (decrease) in shares outstanding	(980,757)	$(18,099,317)

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48

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provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and interim periods within those fiscal years and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Jennison Small Company Fund, Inc.	31

Financial Highlights

Class A
Year Ended September 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$20.48

Income (loss) from investment operations:
Net investment loss	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.01

Total from investment operations	1.97

Less Distributions
Distributions from net realized gains	(2.72)

Net asset value, end of year	$19.73

Total Return(b):	10.46%
Ratios/Supplemental Data:
Net assets, end of year (000)	$604,534
Average net assets (000)	$518,412
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.17%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment loss	(.20)%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	66%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2005	2004(a)	2003	2002

$18.71	$15.72	$11.41	$12.84

(.02)	(.10)	(.08)	(.08)
4.19	3.09	4.39	(1.35)

4.17	2.99	4.31	(1.43)

(2.40)	—	—	—

$20.48	$18.71	$15.72	$11.41

24.46%	19.02%	37.77%	(11.14)%

$416,456	$314,904	$281,920	$216,956
$358,647	$308,040	$240,794	$286,120

1.23%	1.23%	1.32%	1.22%
.98%	.98%	1.07%	.97%
(.10)%	(.53)%	(.60)%	(.53)%

78%	71%	51%	72%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	33

Financial Highlights

Cont’d

Class B
Year Ended September 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$17.25

Income (loss) from investment operations:
Net investment loss	(.15)
Net realized and unrealized gain (loss) on investment transactions	1.66

Total from investment operations	1.51

Less Distributions
Distributions from net realized gains	(2.72)

Net asset value, end of year	$16.04

Total Return(b):	9.65%
Ratios/Supplemental Data:
Net assets, end of year (000)	$58,254
Average net assets (000)	$64,596
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.92%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment loss	(.97)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2005	2004(a)	2003	2002

$16.21	$13.72	$10.03	$11.38

(.17)	(.20)	(.17)	(.18)
3.61	2.69	3.86	(1.17)

3.44	2.49	3.69	(1.35)

(2.40)	—	—	—

$17.25	$16.21	$13.72	$10.03

23.57%	18.15%	36.79%	(11.86)%

$68,701	$93,190	$103,475	$100,894
$80,151	$107,565	$96,667	$143,748

1.98%	1.98%	2.07%	1.97%
.98%	.98%	1.07%	.97%
(.83)%	(1.30)%	(1.35)%	(1.28)%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	35

Financial Highlights

Cont’d

Class C
Year Ended September 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$17.25

Income (loss) from investment operations:
Net investment loss	(.14)
Net realized and unrealized gain (loss) on investment transactions	1.64

Total from investment operations	1.50

Less Distributions
Distributions from net realized gains	(2.72)

Net asset value, end of year	$16.03

Total Return(b):	9.65%
Ratios/Supplemental Data:
Net assets, end of year (000)	$69,557
Average net assets (000)	$42,326
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.92%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment loss	(.86)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2005	2004(a)	2003	2002

$16.21	$13.72	$10.03	$11.38

(.17)	(.20)	(.17)	(.18)
3.61	2.69	3.86	(1.17)

3.44	2.49	3.69	(1.35)

(2.40)	—	—	—

$17.25	$16.21	$13.72	$10.03

23.57%	18.15%	36.79%	(11.86)%

$21,692	$17,330	$17,612	$14,989
$18,627	$18,052	$15,375	$20,812

1.98%	1.98%	2.07%	1.97%
.98%	.98%	1.07%	.97%
(.99)%	(1.29)%	(1.34)%	(1.28)%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	37

Financial Highlights

Cont’d

Class R
Year Ended September 30,
2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$20.47

Income from investment operations:
Net investment loss	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.99

Total from investment operations	1.92

Less Distributions
Distributions from net realized gains	(2.72)

Net asset value, end of period	$19.67

Total Return(c):	10.25%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,121
Average net assets (000)	$677
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)	1.42%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment loss	(.34)%

(a)	Inception date of Class R shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns for the periods of less than one full year are not annualized.
(d)	Amount is actual and not rounded.
(e)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average net assets of the Class R shares.
(f)	Annualized.

See Notes to Financial Statements.

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Class R
Year Ended September 30,	May 10, 2004(a) through September 30, 2004(b)
2005

$18.72	$17.58

(.02)	(.07)
4.17	1.21

4.15	1.14

(2.40)	—

$20.47	$18.72

24.27%	6.48%

$35	$2,590	(d)
$12	$647	(d)

1.48%	1.48	%(f)
.98%	.98	%(f)
(.36)%	(.49	)%(f)

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	39

Financial Highlights

Cont’d

Class Z
Year Ended September 30, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$21.13

Income (loss) from investment operations:
Net investment income (loss)	.02
Net realized and unrealized gain (loss) on investment transactions	2.06

Total from investment operations	2.08

Less Distributions
Distributions from net realized gains	(2.72)

Net asset value, end of year	$20.49

Total Return(b):	10.80%
Ratios/Supplemental Data:
Net assets, end of year (000)	$189,508
Average net assets (000)	$97,368
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.92%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment income (loss)	.09%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2005	2004(a)	2003	2002

$19.18	$16.07	$11.64	$13.07

.04	(.05)	(.05)	(.04)
4.31	3.16	4.48	(1.39)

4.35	3.11	4.43	(1.43)

(2.40)	—	—	—

$21.13	$19.18	$16.07	$11.64

24.72%	19.35%	38.06%	(10.94)%

$40,126	$55,246	$83,754	$67,858
$46,314	$66,315	$73,512	$91,573

.98%	.98%	1.07%	.97%
.98%	.98%	1.07%	.97%
.15%	(.29)%	(.35)%	(.28)%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	41

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison Small Company Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Small Company Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended September 30, 2004, were audited by another independent registered public accounting firm whose report dated November 20, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2006

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (September 30, 2006) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended September 30, 2006, dividends paid from net investment income of $0.9856 for Class A, B, C, R and Z shares which are taxable as ordinary income. In addition, the Fund paid to Class A, B, C and Z shares a long-term capital gain distribution of $1.7369, which is taxable as such.

Further, we wish to advise you that the corporate dividends received deduction for the Fund is 12.39%. Only funds that invest in U.S. equity securities are entitled to pass through a corporate dividends received deduction.

For the fiscal year ended September 30, 2006, the Fund designated 18.15% as qualified dividend income for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund intends to designate 5.75% of short-term capital gain distributions as qualified interest income under The American Jobs Creation Act of 2004.

In January 2007, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2006.

Jennison Small Company Fund, Inc.	43

Management of the Fund

(Unaudited)

Information pertaining to the Directors of Jennison Small Company Fund, Inc. (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1995(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen G. Stoneburn (63), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Director since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jennison Small Company Fund, Inc.	45

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Andrew R. French (43), Assistant Secretary since October 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Small Company Fund, Inc.	47

Approval of Advisory Agreements

The Board of Directors (the “Board”) of Jennison Small Company Fund, Inc. (the “Fund”) oversees the management of the Fund and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Small Company Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the first quartile over one-year and three-year periods, and performance that was in the second and third quartiles, respectively, over five-year and 10-year periods ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund had outperformed against its benchmark index over one-year, three-year and five-year time periods. The Board concluded that the Fund’s performance was satisfactory.

Visit our website at www.jennisondryden.com

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in the first quartile in its Peer Group and was the lowest among the mutual funds included in the Peer Group. The Board concluded that the management and subadvisory fees were reasonable.

The Board further noted that during 2005 and continuing through 2006, several initiatives had commenced which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/06
	One Year	Five Years	Ten Years	Since Inception
Class A	4.39%	13.62%	8.81%	—
Class B	5.00	13.94	8.62	—
Class C	8.72	14.05	8.62	—
Class R	10.25	N/A	N/A	17.10% (5/10/04)
Class Z	10.80	15.19	9.72	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/06
	One Year	Five Years	Ten Years	Since Inception
Class A	10.46%	14.91%	9.43%	—
Class B	9.65	14.05	8.62	—
Class C	9.65	14.05	8.62	—
Class R	10.25	N/A	N/A	17.10% (5/10/04)
Class Z	10.80	15.19	9.72	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Small Company Fund, Inc. (Class A shares) with a similar investment in the Russell 2500 Index and the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 1996) and the account values at the end of the current fiscal year (September 30, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The S&P SmallCap 600 Index is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that covers all industry sectors. It is a broad indicator of how U.S. small-cap stock prices have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of up to 1%. Class R shares are not subject to a sales charge, but have a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison Small Company Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer •
Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Small Company Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Small Company Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PGOAX	CHNDX	PSCCX	PSCRX	PSCZX
CUSIP	47629P106	47629P205	47629P304	47629P502	47629P403

MF109E    IFS-A126681    Ed. 11/2006

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E.A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2006 and September 30, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $16,700 and $16,700 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $21,300 and $51,000, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Jennison Small Company Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date November 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date November 27, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Chief Financial Officer

Date November 27, 2006

*	Print the name and title of each signing officer under his or her signature.